UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 6, 2019

Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31989	91-2145721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12120 Sunset Hills Road, Suite 330, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	INAP	Nasdaq Global Market

ITEM 3.03	Material Modification to Rights of Security Holders.

Amended and Restated Certificate of Incorporation

On June 6, 2019, the shareholders of Internap Corporation (the “Company”) approved the amendment and restatement of the Company’s Restated Certificate of Incorporation (“Amended and Restated Certificate”) to incorporate prior amendments and make other minor modifications.  Also on June 6, 2019, the Company filed the Restated Certificate with the State of Delaware.  The prior amendments to be integrated include:

•	changing the name of the Company from Internap Network Services Corporation to Internap Corporation to reflect the amendment filed on November 24, 2014;

•	changing the registered agent of the Company to reflect the Company’s current registered agent; and

•	changing the authorized shares of common stock and preferred stock to reflect the amendment most recently filed on November 16, 2017.

The foregoing description of the Amended and Restated Certificate is a summary and is qualified in its entirety by reference to the complete text of the Amended and Restated Certificate, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated By-laws

On June 6, 2019, the Company’s Board of Directors approved an amendment and restatement of the By-Laws of the Company to update to current Delaware corporate law and to add the following forum provision:

Section 11.1.  Exclusive Forum.  Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the corporation to the corporation or the corporation’s stockholders, (c) any action asserting a claim against the corporation or any director or officer or other employee of the corporation arising pursuant to any provision of the DGCL or the Certificate of Incorporation or these Bylaws (as any of the same may be amended from time to time), or (d) any action asserting a claim against the corporation or any director or officer or other employee of the corporation governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

The full text of the Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2019, the shareholders of the Company approved amendments to the Internap Corporation 2017 Stock Incentive Plan (the “2017 Plan”).  The amendments to the 2017 Plan:

•	increased the number of shares of common stock available for awards under the 2017 Plan by 1,300,000 shares (from 2,125,000 to 3,425,000);

•	updated 2017 Plan with the recent tax law - The Tax Cuts and Jobs Act; and

•	enhanced the Repricing Prohibition. Revised prohibition on no repricing without shareholder approval to explicitly prohibit the “voluntary” surrender of underwater stock awards or options.

Additional details regarding the amendments are included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2019 (the “2019 Proxy Statement”), under the heading “Proposal 4 - Approval of Amendments to the Internap Corporation 2017 Stock Incentive Plan.”

The foregoing summary is qualified in its entirety by the full text of the Amended and Restated 2017 Stock Incentive Plan, copy of which is filed as Annex B to the 2019 Proxy Statement, and is incorporated by reference herein.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 is incorporated by reference herein.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2019, the Company held its 2019 annual meeting of shareholders (the “Annual Meeting”).  The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are set forth below.

(i) The following directors were elected at the Annual Meeting and the voting for each director was as follows:

Nominee	For	Withhold	Broker Non-Votes

Gary M. Pfeiffer	15,581,353	1,615,916	5,848,075
Peter D. Aquino	16,977,804	219,465	5,848,075

(ii) The Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the following vote:

	For	Against	Abstain	Broker Non-Votes
BDO USA, LLP	22,920,035	109,871	15,438	0

(iii) The advisory vote on executive compensation was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Advisory vote on executive compensation	12,104,175	2,126,056	2,967,038	5,848,075

(iv) The Amendments to the 2017 Plan were approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Amendments to the Internap Corporation 2017 Stock Incentive Plan	16,552,235	639,968	5,066	5,848,075

(v) The amendment and restatement of the Company’s Restated Certificate of Incorporation to integrate prior amendments and make other minor modifications was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
The Amendment and Restatement of the Company’s Restated Certificate of Incorporation	22,913,310	117,236	14,798	0

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, filed herewith.

3.2	Amended and Restated By-Laws, filed herewith.

10.1	Amended and Restated Internap Corporation 2017 Stock Incentive Plan (incorporated herein by reference to Annex C to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 9, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: June 6, 2019	By:	/s/ Richard P. Diegnan
Richard P. Diegnan
EVP and General Counsel